                  THIS INDENTURE, dated as of December 1, 1992, and entered into between CALIFORNIA FEDERAL BANK, A FEDERAL SAVINGS BANK (the "Bank"), having its office at 5700 Wilshire Boulevard, Los Angeles, California 90036, and CHEMICAL BANK, a New York banking corporation, as trustee (the "Trustee") having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                             RECITALS OF THE BANK

                  The Bank has duly authorized the creation of an issue of its 10% Subordinated Debentures due January 3, 2003 (herein called the "Debentures") in the form and in the amount hereinafter set forth, and to provide therefor the Bank has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Debentures, when executed by the Bank and authenticated and delivered by the Trustee hereunder and duly issued by the Bank, the valid obligations of the Bank, and to make this Indenture a valid agreement of the Bank, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

Section 1.01 Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) the terms defined in this Article have the
                  meanings assigned to them in this Article and include the plural as well as the singular;

                           (2) all accounting terms not otherwise defined
                  herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

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                           (3) the words "herein," "hereof" and "hereunder"
                  and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Nine, are defined in that Article.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.04.

                  "Affiliate" means, as to any specified Person, any entity (other than, in the case of the Bank, a Subsidiary, or, in the case of a Subsidiary, the Bank) directly or indirectly controlling, controlled by, or under common control with, such corporation. "Control," as used with respect to any person, means the power to direct the management and policies of such person, either directly or indirectly, whether through the ownership of voting stock or by contract or otherwise, and "controlling," "controlled by" and "under common control with" shall have correlative meanings.

                  "Aggregate Outstanding Investment" has the meaning specified in Section 6.13.

                  "Board of Directors" means with respect to the Bank, the board of directors of the Bank and any Executive Committee or other committee authorized pursuant to applicable law to exercise the powers of the board of directors of the Bank with respect to the matters relating to the Debentures.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Bank to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day, other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or any Place of Payment are authorized or obligated by law or executive order to close.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered. Until notice of change thereof as provided in this Indenture, the Corporate Trust Office of the Trustee is located at 450 West 33rd Street, New York, New York 10001.

                  "Covered Transactions" has the meaning specified in
Section 6.11.

                  "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 3.04.

                  "Defaulted Interest" has the meaning specified in Section
3.06.

                  "Event of Default" has the meaning specified in Section
8.01.

                  "FDIC" means the Federal Deposit Insurance Corporation or successor thereto.

                  "Holder" means a Person in whose name a Debenture is registered in the Debenture Register.

                  "Indebtedness" with respect to any Person, or the Bank, means any liability of the Bank or any Person for (a) all indebtedness of the Bank, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, which is (i) for money borrowed or
(ii) evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets (including securities), including the purchase price of real property and all obligations of the Bank under capitalized leases or purchase money mortgages, (b) all claims (including post-default interest) against the Bank having the same priority as savings account holders or any higher priority, (c) any indebtedness of others of the kinds described in the preceding clauses (a) and (b) for the payment of which the Bank is responsible or liable as guarantor or otherwise and (d) amendments, renewals, extensions and refundings of any such indebtedness, unless in any case in any instrument or instruments evidencing or securing such indebtedness or pursuant to which the same is outstanding, or in any such amendment, renewal, extension or refunding, it is provided that such indebtedness is not superior in right of payment to the Debentures.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Interest Payment Date" has the meaning specified in
Section 3.02.

                  "Issue Date" means December 17, 1992.

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                  "Maturity Date" means January 3, 2003.

                  "OTS" means the Office of Thrift Supervision or successor thereto.

                  "OTS Rules and Regulations" means the rules and regulations of the OTS concerning the offer and sale of subordinated debt securities set forth at 12 C.F.R. Section 563.81

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Bank, and delivered to the Trustee.

                  "Opinion of Counsel" or "Opinion" means a written opinion of legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Bank.

                  "Order of the Bank" or "Request of the Bank" means a written order or request signed in the name of the Bank by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Bank, and delivered to the Trustee.

                  "Outstanding" when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

                           (i) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                           (ii) Debentures for the payment of which money in the amount required by Section 7.01 has been theretofore deposited with the Trustee or any Paying Agent (other than the Bank) in trust or set aside and segregated in trust by the Bank (if the Bank shall act as its own Paying Agent) for the Holders of such Debentures; and

                           (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered or which shall have been paid pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Debentures are held by persons in whose hands any of such Debentures is a valid, binding and legal obligation of the Bank;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures beneficially owned by the Bank or any other obligor upon the Debentures or any Affiliate or Subsidiary of the Bank or of such other obligor at the time of the giving of such request, demand, authorization, direction, notice, consent or waiver shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Bank or any other obligor upon the Debentures or any Affiliate or Subsidiary of the Bank or of such other obligor.

                  "Paying Agent" means any Person authorized by the Bank to pay the principal of, premium, if any, or interest on any Debentures on behalf of the Bank.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means a county, city or political subdivision thereof designated as such in Section 3.01.

                  "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.05 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

                  "Ranking Junior to the Debentures" means, as respects any obligation of the Bank, an obligation that by express provisions in the instrument creating, evidencing or governing such obligation (1) is specifically designated as ranking junior to the Debentures, (2) ranks junior to and not equally with or prior to the Debentures (or to the Debentures and any other obligations of the Bank Ranking on a Parity with the Debentures) in right of payment upon the happening of any of the events specified in the first sentence of Section 4.02, and (3) is also made junior and subordinate in right of payment to other obligations of the Bank to at least the same extent as the Debentures are made junior and subordinate thereto by the provisions of Section 4.02

                  "Ranking on a Parity with the Debentures" means with respect to any obligation of the Bank, an obligation that by express provisions in the instrument creating, evidencing or governing such obligation (1) is specifically designated as ranking on a parity with the Debentures, (2) ranks equally with and not prior to the Debentures in right of payment upon the happening of any of the events specified in the first sentence of Section 4.02, and (3) is also made junior and subordinate in right of payment to other obligations of the Bank to at least the same extent as the Debentures are made junior and subordinate thereto by the provisions of Section 4.02.

                  "Redemption Date" means any date fixed for redemption of Debentures in accordance with Section 5.02.

                  "Redemption Price" with respect to any Debentures to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for any Interest Payment Date means the last day of the calendar month preceding the calendar month in which such Interest Payment Date (whether or not a Business Day) occurs.

                  "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Senior Indebtedness" means with respect to the Bank, the principal of, premium, if any, and unpaid interest on (a) all savings accounts, other deposits and customer repurchase agreements held by the Bank, including instruments and categories of accounts which are authorized after the issuance of the Debentures by law or by regulatory agencies and which carry the same priority as currently authorized instruments and categories of accounts, whether existing on the date of execution of this Indenture or arising thereafter, (b) all Indebtedness of the Bank, including without limitation the Bank's 10.668% Senior Subordinated Notes Due December 22, 1998; provided, however, that "Senior Indebtedness" shall not include the Debentures and any other obligation of the Bank which by its terms is made pari passu or subordinate in right of payment of the Debentures.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.06.

                  "Specified Event" and "Specified Events" have the meanings specified in Section 4.02.

                  "Subsidiary" means, as to a particular parent corporation at any time, any entity of which more than fifty percent (50%) of the outstanding voting stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) of such entity is at the time beneficially owned or controlled directly or indirectly by such parent corporation, by one or more such entities or by such parent corporation and one or more such entities.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

Section 1.02 Compliance Certificates and Opinions.

                  Upon any application or request by the Bank to the Trustee to take any action under any provision of this Indenture, the Bank shall furnish to the Trustee (i) an Officers' Certificate stating that all conditions precedent to be complied with by the Bank, if any, provided for in this Indenture relating to the proposed action have been complied with and
(ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished; provided, however, that the Trustee may authenticate Debentures pursuant to Section 3.03 without complying with this Section 1.02.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an Opinion of, any specified Persons, it is not necessary that all such matters be certified by, or covered by the Opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an Opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an Opinion as to such matters in one or several documents.

                  Any certificate or Opinion of an officer of the Bank may be based, insofar as it relates to legal matters, upon a certificate or Opinion of, or representations by, Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or Opinion or representations with respect to the matters upon which his certificate or Opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters or information in the possession of the Bank, upon a certificate or Opinion of, or representations by, an officer or officers of the Bank, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or Opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, Opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one Instrument.

Section 1.04  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by one or more such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Bank. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.01) conclusive in favor of the Trustee and the Bank, if made in the manner provided in this Section.

                  (b) The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may be proved in any manner that the Trustee deems sufficient.

                  (c) The ownership of Debentures shall be proved by the Debenture Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind such Holder, every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Bank in reliance thereon, whether or not notation of such action is made upon such Debenture.

Section 1.05  Notices, Etc., to Trustee and Bank.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon given or furnished to, or filed with,

                           (1) the Trustee by any Holder or by the Bank shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Vice President-Corporate
         Trust Administration, 15th Floor, or

                           (2) the Bank by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered or mailed, first-class postage prepaid, to the Bank addressed to it at 5700 Wilshire Boulevard, Los Angeles, California 90036, Attention:
         Secretary, or at any other address furnished in writing to the Trustee by the Bank.

Section 1.06  Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed herein for the giving of such notice, whether or not such Holder actually receives such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such notice shall be treated as having been given for all purposes hereunder. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.08  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Bank shall bind its successors and assigns.

Section 1.09  Separability Clause.

                  In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.10  Benefits of Indentures.

                  Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.11  Governing Law.

                  This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.12  Legal Holidays.

                  In any case where any Interest Payment Date, Maturity Date or Redemption Date of any Debenture or any date on which any Defaulted Interest is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Debenture) payment of principal of, premium, if any, and interest on the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Maturity Date, Redemption Date or date on which Defaulted Interest is proposed to be paid, and no interest shall accrue for the period from and after such Interest Payment Date, Maturity Date, Redemption Date or date on which Defaulted Interest is proposed to be paid.

                                  ARTICLE TWO

                                 FORM OF NOTES

Section 2.01  Form of Debenture and Trustee's Certificate
                           of Authentication.

                  The Debentures and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Debentures, as conclusively evidenced by their execution of such Debentures.

                  The Debentures shall be printed, lithographed or engraved or produced by any combination of such methods as determined by the officers executing such Debentures, as conclusively evidenced by their execution of such Debentures.

                                 ARTICLE THREE

                                   THE NOTES

Section 3.01  Title and Terms.

                  Notwithstanding anything to the contrary in this Indenture, the Debentures or in any related document, all of the terms of the Debentures are subject to the provisions of Section 3.09 hereof.

                  The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is limited to $17,718,000 except for Debentures authenticated and delivered upon registration of transfer of, in exchange for or in lieu of other Debentures pursuant to Sections 3.04, 3.05 or 11.05.

                  The Debentures shall be known and designated as the "10% Subordinated Debentures Due January 3, 2003" of the Bank.

                  The Principal of the Debentures shall be due and payable on the Maturity Date unless earlier redeemed or accelerated after an Event of Default on the terms and in the manner described in the Indenture.

                  The Debentures will bear interest at the rate of 10% per annum from the Issue Date until the principal thereof is paid or duly provided for. Such interest will be payable semi-annually in arrears on July 15 and January 15 of each year, commencing on July 15, 1993, and the Maturity Date (each an "Interest Payment Date"). On such Interest Payment Date, interest payments will include interest accrued from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid, from the Issue Date. Interest shall be computed on the basis of a year of 360 days and twelve 30-day months.

                  The principal of, premium, if any, and interest on each Debenture shall be payable at the Corporate Trust Office of the Trustee, in New York, New York (the "Place of Payment") in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest shall be made by check mailed to the address of the Holder of such Debenture as it shall appear on the Debenture Register.

Section 3.02  Form and Denominations.

                  The Debentures shall be issuable only in registered form without coupons and in denominations of $100 or any multiple thereof.

Section 3.03  Execution, Authentication, Delivery and Dating.

                  The Debentures shall be executed on behalf of the Bank by its Chairman of the Board, its President or one of its Vice Presidents and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries, under its corporate seal reproduced thereon. The signature of any or all of such officers on the Debentures may be manual or facsimile.

                  Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Bank shall bind the Bank, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

                  At any time and from time to time after the execution and delivery of this Indenture, the Bank may deliver Debentures executed by the Bank to the Trustee for authentication, together with an Order of the Bank for the authentication and delivery of such Debentures, and the Trustee shall authenticate such Debentures as in this Indenture provided and not otherwise.

                  Each Debenture shall be dated the date of its authentication.

                  No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for in Exhibit A hereto, executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

Section 3.04  Registration: Registration of Transfer and Exchange.

                  The Bank shall cause to be kept at the office or agency to be maintained by the Bank as provided in Section 6.02, a register (the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Debentures and of transfers of Debentures. Unless or until otherwise determined by the Bank, the Trustee shall act as "Debentures Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. At all reasonable times the Debenture Register and the records of the Debenture Registrar shall be open for inspection by the Trustee.

                  Upon surrender for registration of transfer of any Debentures at said office or agency, the Bank shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denomination or denominations, of a like aggregate principal amount, all as requested by the transferor.

                  At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Bank shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

                  All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

                  Every Debenture presented for registration of transfer or for exchange shall (if so required by the Bank, or the Trustee or the Debenture Registrar) (i) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Bank, the Trustee and the Debenture Registrar, duly executed by the holder thereof or his attorney duly authorized in writing and (ii) be accompanied by such certification as may be required by the Bank, the Trustee or the Debenture Registrar that the transferee is eligible to hold such Debenture under the provisions of Section 3.09(c).

                  No service charge shall be made for any registration of transfer or exchange of Debentures, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debentures, other than exchange expressly provided in this Indenture to be made at the Bank's own expense or without charge to Holders.

                  The Bank shall not be required (i) to transfer or exchange any Debenture for a period of 15 days next preceding any selection by the Trustee of Debentures being called for redemption or (ii) to transfer or exchange any Debenture called or being called for redemption in whole or in part.

Section 3.05  Mutilated, Destroyed, Lost or Stolen Debentures.

                  A mutilated Debenture may be surrendered to the Trustee and thereupon the Bank shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Bank and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debentures and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Bank or the Trustee received at the Corporate Trust Office of the Trustee giving the Bank or the Trustee reasonable grounds to believe that such Debenture has been acquired by a bona fide purchaser, the Bank shall execute and upon the Request of the Bank, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Debenture, pay such Debenture.

                  Upon the issuance of any new Debenture under this Section, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee-connected therewith.

                  Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Bank, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

                  Until definitive Debentures are ready for delivery, the Bank may prepare and the Trustee shall authenticate temporary Debentures, which shall be substantially in the form of definitive Debentures, but may have variations that the Bank considers appropriate for temporary Debentures. The Bank shall prepare, and the Trustee shall authenticate, definitive Debentures in exchange for temporary Debentures without unreasonable delay.

Section 3.06  Payment of Interest: Interest Rights Preserved.

                  Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such Interest Payment Date.

                  Any interest on any Debenture which is payable, but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Default Interest"), shall forthwith cease to be payable to the Holder in whose name such Debenture (or one or more Predecessor Debentures) is registered on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Bank, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Bank may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Bank shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Bank shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Bank of such Special Record Date and, in the name and at the expense of the Bank, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Bank may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Bank to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of in exchange for or in lieu of any other Debenture shall carry the rights to interest and principal accrued and unpaid, and to accrue, which were carried by such other Debenture.

Section 3.07  Persons Deemed Owners.

                  Prior to due presentment of a Debenture for registration of transfer, the Bank, the Trustee, any Paying Agent and any other agent of the Bank or the Trustee may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of, premium, if any, and interest on such Debenture and for all other purposes whatsoever, whether or not any payment of principal, premium, if any, or interest is overdue, notwithstanding any notation of ownership or other writing thereon, and neither the Bank, the Trustee, any Paying Agent nor any other agent of the Bank or the Trustee shall be affected by notice to the contrary.

Section 3.08  Cancellation.

                  All Debentures surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to the Bank, any Paying Agent or any other agent of the Bank, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Bank may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be destroyed and a certificate of such destruction shall be delivered to the Bank by the Trustee.

Section 3.09  Certain Limitations on Debentures.

                  Notwithstanding anything to the contrary in this Indenture, the Debentures or in any related document:

                  (A) If the FDIC or Resolution Trust Corporation ("RTC") shall be appointed receiver for the Bank and in its capacity as such shall cause the Bank to merge with or into another financial institution, or in such capacity shall sell or otherwise convey part or all of the assets of the Bank to another financial institution or shall arrange for the assumption of less than all of the liabilities of the Bank by one or more other financial institutions, neither the FDIC nor the RTC shall have any obligation either in its capacity as receiver or in its corporate capacity, to contract for or to otherwise arrange for the assumption of the obligations represented by the Debentures in whole or in part by any financial institution or institutions which results from any such merger or which has purchased or otherwise acquired from FDIC or RTC as receiver for the Bank, any of the assets of the Bank, or which, pursuant to any arrangement with FDIC or RTC, has assumed less than all of the liabilities of the Bank. To the extent that obligations represented by the Debentures have not been assumed in full by a financial institution with or into which the Bank may have been merged, as described in this subparagraph (A), and/or by one or more financial institutions which have succeeded to all or a portion of the assets of the Bank, or which have assumed a portion but not all of the liabilities of the Bank as a result of one or more transactions entered into by FDIC or RTC as receiver for the Bank, then the Holders of Debentures shall be entitled to payments on such obligations in accordance with the procedures and priorities set forth in any applicable receivership regulations or in orders of the FDIC or RTC relating to such receivership.

                  (B) In the event that the obligations represented by the Debentures are assumed in full by another financial institution, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Bank, or which shall by arrangement with the FDIC or RTC assume all or a portion of the liabilities of the Bank, and payment or provision for payment shall have been made in respect of all matured installments of interest upon the Debentures together with all matured installments of principal on such Debentures which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Bank shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on the Debentures to be immediately due and payable shall be deemed to have been rescinded.

                  (C) The Debentures are not eligible to be purchased or held by any savings association or corporate affiliate thereof except that the Debentures may be purchased or held by a corporate affiliate of the Bank or by a diversified savings and loan holding company and its savings association subsidiaries. The Bank may not recognize on its transfer books any transfer made to a savings association or any corporate affiliate thereof (except as provided in the preceding sentence) and will not be obligated to make any payments of principal or interest on a Debenture if the owner of such Debenture is a savings association or any corporate affiliate thereof (except as provided in the preceding sentence).

                  (D) The Debentures are unsecured by the assets of the Bank or any of its Affiliates or Subsidiaries, and are not eligible as collateral for any loan by the Bank.

                                 ARTICLE FOUR

                          SUBORDINATION OF DEBENTURES

Section 4.01  Indenture to Subordinate Debentures.

                  The Bank, for itself, its successors and assigns, covenants and agrees, and each Holder of Debentures by his acceptance thereof, likewise covenants and agrees, that all of the Debentures issued hereunder shall be issued subject to the provisions of this Article Four; and each person holding any Debenture, whether upon original issue or transfer or assignment thereof, accepts and agrees to be bound by such provisions.

Section 4.02.  Subordination.

                  The indebtedness evidenced by the Debentures shall be subordinate and junior in right of payment to all Senior Indebtedness in that in case of (i) any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation relating to or winding up of the Bank as a whole, whether voluntary or involuntary or (ii) the occurrence and continuance of a default in any payment with respect to the Senior Indebtedness, or event of default with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof, or if any judicial proceeding shall be pending with respect to any such default (each a "Specified Event" and collectively the "Specified Events") all such Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on the Debentures. In the event of any such Specified Event, after payment is full of all sums owing with respect to the Senior Indebtedness, the Holders of the Debentures, together with the holders of any Indebtedness or other obligation of the Bank Ranking on a Parity with the Debentures, shall be entitled to be paid from the remaining assets of the Bank. All principal of, premium, if any, and interest on the Debentures which shall have become due and payable shall be paid in full to the Holders entitled thereto before any payment or other distribution shall be made on account of any capital stock or any Indebtedness or other obligation of the Bank Ranking Junior to the Debentures.

                  The above subordination provisions shall in no way be affected, modified, waived or revoked by the occurrence of any Event of Default hereunder or any acceleration of the maturity of the Debentures in consequence thereof.

                  Nothing in this Section 4.02 shall subordinate to Senior Indebtedness the lien of, or payments to, the Trustee pursuant to Section 9.07.

Section 4.03  Notice to Trustee of Specified Events;
                     Reliance on Certificate of Liquidating Agent.

                  The Bank shall give prompt written notice to the Trustee of any Specified Event in respect of the Bank, within the meaning of Section
4.02. The Trustee, subject to the provisions of Section 9.01, shall be entitled to assume that no such Specified Event has occurred unless the Bank has given such notice.

                  Upon any distribution of assets of the Bank or payment by or on behalf of the Bank referred to in Section 4.02, the Trustee and the Holders of the Debentures shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 4.02 are pending, and the Trustee, subject to the provisions of Section 9.01 hereof, and the Holders of the Debentures shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution, delivered to the Trustee or to the Holders of the Debentures, for the purposes of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Bank, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four.

Section 4.04  Certain Payments and Credits Permitted.

                  Subject to Section 3.09 hereof, nothing contained in this Article Four or elsewhere in this Indenture, or in any of the Debentures, shall prevent the Bank from making payment of or on account of the principal of, premium, if any, or interest on the Debentures, or from depositing with the Trustee or any Paying Agent moneys for such payments, or prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest on the Debentures, if such payment or deposit is not contrary to the conditions described in Section 4.02 on the date of such payment or deposit.

Section 4.05  Absolute Obligation to Pay.

                  Subject to Section 3.09 hereof, nothing contained in this Indenture or in the Debentures is intended to or shall impair, as between the Bank, its creditors other than the holders of Senior Indebtedness, and the Holders of the Debentures, the obligation of the Bank, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Debentures, as and when the same shall become due and payable in accordance with the terms of the Debentures, or is intended to or shall affect the relative rights of the Holders and creditors of the Bank other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture.

Section 4.06  Subrogation.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Bank applicable to Senior Indebtedness until all amounts owing on the Debentures shall be paid in full, and, as between the Bank, its creditors other than holders of Senior Indebtedness, and the Holders of the Debentures, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Debentures shall be deemed to be a payment by the Bank on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Debentures, on the one hand, and the holders of Senior Indebtedness, on the other hand.

Section 4.07  Trustee's Rights as Holder of Senior
                     Indebtedness.

                  The Trustee shall be entitled to all the rights set forth in this Article Four in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 9.13 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

Section 4.08  No Implied Obligations to Holders of
                     Senior Indebtedness.

                  No implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders or the Bank moneys or assets to which any holder of Senior Indebtedness shall be entitled.

Section 4.09  Enforceability of Subordination.

                  No right of any present or future holder of any Senior Indebtedness of the Bank to enforce the subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Bank or by any noncompliance by the Bank with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

Section 4.10  Trustee Authorized to Effectuate
                     Subordination.

                  Each Holder of any Debenture by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate this subordination as provided in this Article Four and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 4.11  Amendments to Senior Indebtedness.

                  The holders of Senior Indebtedness may extend, renew, refinance, modify or amend the terms of Senior Indebtedness or any security therefor and may release, sell or exchange such security and otherwise deal freely with the Bank, all without notice to or consent of the Holders of the Debentures and without affecting the liabilities and obligations of the parties to the Indenture or the Holders of the Debentures.

                                 ARTICLE FIVE

                           REDEMPTION OF DEBENTURES

Section 5.01  Optional Redemption.

                  The Bank may, at its option, at any time after October 1, 2001 and prior to the Maturity Date, redeem the Debentures in whole or in part at a Redemption Price equal to 100% of their principal amount, together with accrued interest thereon from the most recent Interest Payment Date to the Redemption Date.

Section 5.02  Election to Redeem; Notice to Trustee.

                  The election of the Bank to redeem any Debentures redeemable at the option of the Bank shall be evidenced by an Officers' Certificate in case of any redemption at the election of the Bank of less than all the Debentures, the Bank shall, at least 45 days prior to the date fixed for the redemption (the "Redemption Date"), unless a shorter notice shall be satisfactory to the Trustee, notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed. (The Bank shall specify in such notice to Trustee whether the Trustee shall exclude from the selection process Debentures held by the Bank or its affiliates, if any.)

Section 5.03 Allocation of Debentures to be Redeemed.

                  If fewer than all the Debentures are to be redeemed pursuant to Section 5.01, the Trustee shall select from the Outstanding Debentures not previously called for redemption, not more than 60 days prior the Redemption Date, by such method as the Trustee shall deem fair and appropriate, the Debentures or portions thereof to be redeemed; provided, however, that the Trustee shall select Debentures for redemption in such a manner that no single Debenture to be outstanding following redemption shall be in a denomination of less than $100.

                  The Trustee shall promptly notify the Bank in writing of the Debentures selected for redemption and, in the case of any Debenture selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

Section 5.04  Notice of Redemption.

                  Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Debentures to be redeemed.

                  All notices of redemption shall state:

                  (1)  the Redemption Date;

                  (2)  the Redemption Price;

                  (3) if less than all of the Debentures outstanding are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed from the Holder to whom the notice is given;

                  (4) that on the Redemption Date, the Redemption Price shall become due and payable upon such Debentures, and that interest thereon shall cease to accrue on and after said date; and

                  (5) the place or places where such Debentures may be surrendered for payment, which shall include the office or agency of the Bank in the Place of Payment.

                  Notice of redemption of Debentures to be redeemed at the election of the Bank shall be given by the Bank or, at the request of the Bank, by the Trustee in the name and at the expense of the Bank.

Section 5.05  Deposit of Redemption Price.

                  In connection with any redemption of any Debentures, on or prior to the Redemption Date, the Bank shall deposit with the Trustee or with the Paying Agent (or, if the Bank is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money sufficient to pay the Redemption Price of all the Debentures which are to be redeemed on that date.

Section 5.06  Debentures Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Bank shall default in the payment of the Redemption Price) such Debentures shall cease to bear interest. Upon surrender of such Debentures for redemption in accordance with said notice, such Debentures shall be paid by the Bank at the Redemption Price. Interest maturing on or prior to the Redemption Date shall continue to be payable according to the terms herein in the customary manner.

                  If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Debenture.

Section 5.07  Debentures Redeemed in Part.

                  Any Debenture that is to be redeemed only in part shall be surrendered at an office or agency of the Bank indicated in the notice of redemption, which shall include the Place of Payment (with, if the Bank, the Trustee or the Debenture Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Bank, the Trustee and the Debenture Registrar, duly executed by, the Holder of such Debenture or his attorney duly authorized in writing), and the Bank shall execute and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or

Debentures of any authorized denominations as requested by such Holder, with an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

Section 5.08  Approval of Redemption.

                  Notwithstanding any other provisions of this Article Five, no Debentures may be called for redemption without the prior approval of the OTS if the Bank is failing to meet its regulatory capital requirements under
Part 567 of the OTS Rules and Regulations or, if after giving effect to such redemption, the Bank would fail to meet such regulatory capital requirements. The Trustee has no duty to monitor compliance with this Section 5.08.

                                  ARTICLE SIX

                                   COVENANTS

Section 6.01  Payment of Principal and Interest.

                  The Bank will duly and punctually pay the principal of, premium, if any, and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

Section 6.02  Maintenance of Office or Agency.

                  The Bank will maintain an office or agency in the Place of Payment where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Bank in respect of the Debentures and this Indenture may be served. Until otherwise designated by the Bank in written notice to the Trustee, such office or agency shall be the Corporate Trust Office of the Trustee. The Bank will give prompt written notice to the Trustee of any change in the location of such office or agency. If at any time the Bank shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and, effective at that time, the Bank hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands under this Indenture.

                  In addition to such office or agency, the Bank may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all the purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Bank of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York, for such purposes. The Bank will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 6.03  Money for Debenture Payments to be Held in
                     Trust.

                  If the Bank shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Bank shall have one or more Paying Agents, it will, on or prior to each due date of the principal of, premium, if any, or interest on any of the Debentures, deposit with such Paying Agents a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Bank will promptly notify the Trustee of its failure so to act.

                  The Bank will cause each Paying Agent (other than the Bank or the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Bank (or any other obligor upon the Debentures) in the making of any payment of principal, premium, if any, or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Bank may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Order of the Bank direct any Paying Agent to pay, to the Trustee all sums held in trust by the Bank or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Bank or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Bank, in trust for the payment of the principal of, premium, if any, or interest on any Debenture and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Bank on Request of the Bank, or (if then held by the Bank) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look (as between the Bank and the Trustee) only to the Bank for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Bank as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make such repayment, may at the expense of the Bank mail or cause to be published once, in a newspaper (which is expected to be The Wall Street Journal), published in the English language, customarily published on each Business Day and of general circulation in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Bank.

Section 6.04  Corporate Existence.

                  Subject to Section 6.10, the Bank will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 6.05  Payment of Taxes and Other Claims.

                  The Bank will pay and discharge, at or before maturity, (i) all lawful taxes, assessments and governmental charges or levies upon it or its property or assets, and (ii) all lawful claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons that, in any such case, if unpaid, might by law give rise to a lien upon any of its property or assets, except where the failure to pay or discharge such items in
(i) or (ii) would not in the aggregate materially adversely affect the business or consolidated financial position of the Bank and except where any of the items in (i) or (ii) may be contested in good faith by appropriate proceedings, and the Bank shall have set aside on its books, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any such items.

Section 6.06  Maintenance of Property; Insurance.

                  The Bank will keep all property useful and necessary in its business in good working order and condition; will maintain with responsible insurance companies, insurance on all its property in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business.

Section 6.07  Conduct of Business.

                  The Bank will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its rights, privileges and franchises necessary or desirable in the normal conduct of business; provided, however, that the Bank shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Bank and that the loss thereof is not disadvantageous in any material respect to the Holders; provided further, that nothing in this Section shall prevent the Bank from consolidating, merging or disposing of its assets as permitted by Section 6.10.

                  The Bank shall comply with all statutes, laws, ordinances or government rules and regulations to which it is subject where the failure to so comply would adversely affect, or so far as the Bank can at the time foresee is reasonably likely to adversely affect, in any material respect the business, earnings, properties or financial condition of the Bank.

Section 6.08  Maintenance of Books and Records.

                  The Bank will keep proper books of record and account in which full, true and materially correct entries will be made of all its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves. The Bank shall cause its books of record and account to be examined by one or more firms of independent public accountants not less frequently than annually and shall not make any change in the accounting principles applied to its financial statements not concurred in by such firm or firms. The Bank shall prepare its financial statements in accordance with generally accepted accounting principles consistently applied.

Section 6.09  Maintenance of Status as an "Insured
                     Depository Institution".

                  The Bank shall operate at all times in accordance with the regulations of the OTS and the FDIC and shall do all acts necessary to maintain its good standing with the Federal Home Loan Bank of San Francisco, the OTS and the FDIC.

                  The Bank will maintain its status as an "insured depository institution" as defined in 12 U.S.C. [Section] 1813(c)(2), or a similar status under any similar federal law hereinafter enacted, and do all things necessary to ensure that savings accounts of the Bank are insured by the FDIC (or any successor organization) up to the maximum amount permitted by the Home Owners' Loan Act and regulations thereunder or the Federal Deposit Insurance Corporations Act and any regulations thereunder (or any successor-legislation).

Section 6.10  Consolidations, Mergers and Sales of Assets.

                  Subject to Section 3.09, the Bank will not consolidate with, merge into or sell or otherwise transfer (by lease or otherwise) its property as an entirety or substantially as an entirety to any Person, unless:

                           (1) the entity formed by such consolidation or into which the Bank is merged or the Person that acquires by conveyance or transfer the properties and assets of the Bank substantially as an entirety shall be a solvent corporation organized and existing under the laws of the United States of America or one of the States thereof, shall be an "insured depository institution" as defined in 12 U.S.C. [Section] 1813(c)(2) (or under any similar federal law hereinafter enacted) and shall expressly assume all of the Bank's obligations on the Debentures and under this Indenture, including, without limitation, the due and punctual payment of the principal of, premium, if any, and interest on all the Debentures and the performance and observance of every covenant and term of this Indenture to be performed or observed by the Bank; and

                           (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing.

                  Upon and after the effectiveness of any such consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Bank, as an entirety or substantially as an entirety in accordance with this Section, (i) such changes in phraseology and form (but not in substance) as may be appropriate may be made in the Debentures thereafter to be issued by the successor corporation formed by such consolidation or into which the Bank is merged or to which such conveyance, transfer or lease is made; and (ii) such successor corporation shall succeed to, and be substituted for, and may exercise every right and power of, the Bank under this Indenture with the same effect as if such successor corporation had been named as the Bank herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debentures.

                  Nothing contained in this Indenture or in any of the Debentures shall prevent the Bank from merging another entity or entities into itself or acquiring by purchase or otherwise all or any part of the property of any entity (whether or not affiliated with the Bank), provided that immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing. For purposes of this
Section 6.10, if the Bank is a party to a merger, consolidation or other acquisition and in connection therewith, either (i) assumes certain outstanding Indebtedness of another party to such merger, consolidation or other acquisition that is by its terms subordinated in right of payment to the Senior Indebtedness but which is senior in payment to the Debentures (whether at maturity or through the operation of sinking fund or redemption (regardless of whether mandatory or at the option of the Bank or the holders thereof) provisions) to be made prior to the Maturity Date or (ii) incurs or suffers or permits to exist the same, such assumption, incurrence, sufferance or prohibitance shall not violate Section 6.13, hereof, or constitute a default or Event of Default.

Section 6.11 Transactions with Affiliates.

                  The Bank shall not pay, directly or indirectly, any funds to or for the account of, make any investment in, enter into any transaction including, without limitation, the purchase, sale or exchange of property or the rendering of any service, or effect any transaction in connection with any joint enterprise or other joint arrangement (collectively and without differentiation "Covered Transactions") with, any Affiliate if the effectuation of such Covered Transactions would result in a violation of applicable regulatory limitations imposed by the OTS or the FDIC.

Section 6.12  Dividends and Certain Other Payments.

                  The Bank shall not declare or pay or set apart any funds for the payment of dividends on, or make any other distribution in respect of, any shares of its capital stock (other than dividends or distributions payable solely in shares of its capital stock) if at the time of such action and after giving effect thereto the Bank would fail to meet the net worth or statutory reserve requirements set forth in any rule, regulation or order of the OTS and the FDIC applicable to the Bank.

Section 6.13  Limitation on Other Subordinated
                     Indebtedness.

                  Subject to Section 6.10, the Bank shall not incur or suffer or permit to exist any Indebtedness that is by its terms subordinated in right of payment to Senior Indebtedness and senior in right of payment to the Debentures.

Section 6.14  Maintenance of Regulatory Capital.

                  As long as any of the Debentures are outstanding, the Bank will maintain regulatory capital in an amount sufficient to prevent violation of the applicable regulatory capital requirements.

                                 ARTICLE SEVEN

                          SATISFACTION AND DISCHARGE

Section 7.01  Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to (i) any rights of registration of transfer or exchange of Debentures herein expressly provided for, (ii) rights hereunder of Holders to receive payments of principal of, premium, if any, and interest on the Debentures, and
(iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on the demand and at the expense of the Bank, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1)  either

                           (A) all Debentures theretofore authenticated and
                  delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.05, and (ii) Debentures for the payment of which money has theretofore been deposited in trust with the Trustee or segregated and held in trust by the Bank and thereafter repaid to the Bank or discharged from such trust, as provided in Section 6.03) have been delivered to the Trustee cancelled or for cancellation; or

                           (B) all such Debentures not theretofore delivered to
                  the Trustee cancelled or for cancellation

                                    (i) have become due and payable,

                                    (ii) will become due and payable at the
                           Maturity Date within one year,

                                    (iii) are to be called for redemption
                           within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense of, the Bank,

                           and the Bank, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited in trust with the Trustee, solely for the benefit of the Holders, funds in an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee cancelled or for cancellation, consisting of principal, premium, if any, and interest to the date of such deposit (in the case of Debentures which have become due and payable) or to the Maturity
                           Date or Redemption Date, as the case may be;

                           (2) the Bank has paid or caused to be paid all other
                  sums payable hereunder by the Bank; and

                           (3) the Bank has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for to be complied with by the Bank relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Bank to the Trustee under Section 9.07 shall survive until discharged as provided herein.

Section 7.02 Application of Trust Money.

         All money deposited with the Trustee pursuant to Section 7.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Bank acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Debentures for whose payment or redemption such money has been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE EIGHT

                                   REMEDIES

Section 8.01 Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default shall be made by the Bank (i) in the payment of principal of, or premium, if any, on, any Debenture, when and as the same shall become due and payable, whether at the Maturity Date, Redemption Date by acceleration or otherwise, or (ii) in the payment of interest on any Debenture when and as the same shall become due and payable and such default in the payment shall continue for a period of 30 days; or

                  (2) default shall be made in the performance or observance of (i) any of the covenants set forth in Sections 6.09 through 6.12, or (ii) any of the other covenants or agreements in this Indenture, and such default shall continue for a period of 60 days after written notice to the Bank from the Trustee or to the Trustee from the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures stating the specific default or defaults; or

                  (3) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Bank a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Bank under the federal bankruptcy laws, or any other similar applicable law of any governmental unit, domestic or foreign, and such decree or order shall have continued unstayed and in effect for a period of 60 consecutive days; or the entry of a decree or order or other decision of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of OTS or any other Person to act as a receiver or conservator or liquidator or trustee or assignee in bankruptcy or insolvency of the Bank or of a substantial part of its property, or for the involuntary winding up or liquidation of the affairs of the Bank, and such decree or order shall have continued unstayed and in effect for a period of 60 consecutive days; or, under the provisions of any insolvency, bankruptcy, or other law for the relief or aid of creditors or depositors, any court, or agency or supervisory authority having jurisdiction in the premises shall assume custody or control of the Bank or of a substantial part of the property of the Bank, and such custody and control shall not be terminated or stayed within 60 consecutive days from the date of assumption of such custody or control; or any substantial part of the property of the Bank shall be sequestered or attached and shall not be returned to the possession of the Bank or released from such attachment within 60 consecutive days thereafter; or

                  (4) the Bank shall institute proceedings to be adjudicated bankrupt or insolvent, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under the federal bankruptcy laws, or any other similar applicable law of any governmental unit, domestic or foreign, or shall consent to the filing of any such petition or shall consent to the appointment of a receiver or conservator or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if the Bank shall voluntarily suspend transaction of a significant part of its business, or if corporate action shall be taken by the Bank in furtherance of any of the aforesaid purposes; or

                  (5) there shall be a default or any event which, with the giving of notice or lapse of time or both, would constitute a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Bank, whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted in such Indebtedness in an aggregate principal amount exceeding $15,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such Indebtedness provided, that for the purposes of this clause (5), Indebtedness shall not include non-recourse Indebtedness.

Section 8.02 Remedies: Limitation on Right to Accelerate.

         Subject to the provisions of this Section 8.02, if an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Debentures may declare the unpaid principal of all Debentures to be due and payable immediately, by a notice in writing to the Bank (and to the Trustee if given by the Holders), and upon any such declaration such principal amount shall become immediately due and payable.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the outstanding Debentures, by written notice to the Bank and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Bank has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all
                  Debentures,

                           (B) the unpaid principal of any Debentures which
                  have become due otherwise than by such declaration of acceleration,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest at the rate borne by the Debentures, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel in connection with the acceleration or rescission thereof;

and

                  (2) all Events of Default, other than the nonpayment of principal of Debentures which have become due solely by such declaration of acceleration have been cured or waived as provided in
         Section 8.12.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Anything to the contrary notwithstanding, this Indenture and the indebtedness evidenced by the Debentures are subject to the requirement that any payment of all or part of the principal of the Debentures upon acceleration after an Event of Default specified in Section 8.01, by means of set-off or otherwise, is subject to the specific prior approval of the OTS, if the Bank is failing to meet its regulatory capital requirements under Part 567 of the OTS Rules and Regulations, or, if after giving effect to such payment, the Bank would fail to meet such regulatory capital requirements.

         Subject to Section 8.07, in case any one or more of the Events of Default specified in Section 8.01 shall have happened and be continuing, the Holder of any Debenture may proceed to protect and enforce its rights by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained herein or in aid of the exercise of any power granted herein, or proceed to enforce the payment of such Debenture or to enforce any other legal or equitable right of such Holder. The parties recognize that the right of Holders of Debentures to accelerate payment of the Debentures is limited and in many cases money damages would not provide an adequate remedy for a default hereunder, and therefore agree that in the event of such a default, the Holders of any Debenture shall be entitled to obtain appropriate equitable remedies.

         No remedy herein conferred on the Holders of Debentures is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

Section 8.03  Collection of Indebtedness and Suits for Enforcement
                     by Trustee.

         The Bank covenants that if

                  (1) default is made in the payment of the principal of, or premium, if any, on, any Debenture when it becomes due and payable, or

                  (2) default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days,

the Bank will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal (and premium, if any), and interest upon the overdue principal, and, to the extent that payment of such interest shall be legally enforceable, upon overdue interest, at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Bank fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Bank or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Bank or any other obligor upon the Debentures, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 8.04  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, reorganization or liquidation proceeding (including proceedings where the OTS is appointed conservator, receiver, liquidator or other legal custodian of the
Bank) or any voluntary or involuntary case under the Federal bankruptcy law, as now or hereafter constituted, relative to the Bank or any other obligor upon the Debentures or the property of the Bank or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Bank for the payment of overdue principal of interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding,

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and

                  (3) unless prohibited by law or applicable regulations, to vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustees and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except as aforesaid with respect to the election of a trustee in bankruptcy or other person performing similar functions.

Section 8.05  Trustee May Enforce Claims Without Possession of
              Debentures.

         All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 8.06 Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee (or any predecessor Trustee) under Section 9.07;

                  SECOND: To the payment of all amounts then due and payable for the principal of, premium, if any, and interest, to repay Senior Indebtedness of the Bank;

                  THIRD: To the payment of the amounts then due and unpaid for principal of, premium, if any, and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal, premium, if any, and interest, respectively, and

                  FOURTH:  The balance, if any, to the Bank.

Section 8.07  Limitation on Suits.

         No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Debentures;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 8.08  Unconditional Right of Holders to Receive Principal,
                     Premium and Interest.

         Subject to the provision of Section 3.09, Article Four and Section 8.02, and notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.06) interest on such Debenture on the Maturity Date or the respective dates when due expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 8.09  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Bank, the Trustee and the Holders shall be restored severally and respectively, to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 8.10  Rights and Remedies Cumulative.

         Except as provided in Section 3.09, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 8.11  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 8.12  Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided, that

                  (1) such direction shall not be in conflict with any rule or law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow such direction if the Trustee shall determine that such direction would be unjustly prejudicial to the Holders not joining in such direction or would involve the Trustee in any personal liability.

Section 8.13  Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the then outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, and waive compliance by the Bank with the provisions of this Indenture, except

                  (1) a default in the payment of the principal of, premium, if any, or interest on any Debenture, or

     (2) a covenant hereof which under Section 11.02 cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

   Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Trustee, the Bank and the Holders shall be restored to their former positions and rights hereunder. Any such waiver shall bind each then-existing Holder and every future Holder of any Debenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 8.14 Undertaking for Costs.

   All parties to this Indenture agree, and each Holder of any Debenture by this acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the outstanding Debentures, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Debenture on or after, respectively, the Maturity Date, the Redemption Date or the date such interest was due and payable.

Section 8.15 Waiver of Stay or Extension Laws.

   The Bank covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Bank (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the

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
execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE NINE
                                 THE TRUSTEE

Section 9.01 Certain Duties and Responsibilities.

   (a) Except during the continuance of an Event of Default,

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

   (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

   (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

     (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be provided that the Trustee was negligent in ascertaining the pertinent facts;

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

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

   (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 9.02 Notice of Defaults.

   Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trustee committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. For the purpose of this section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 9.03 Certain Rights of Trustee.

   Subject to the provisions of Section 9.01:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Bank mentioned herein shall be sufficiently evidenced by a Request of the Bank or Order of the Bank and any resolution of the Board of Directors may be sufficiently evidenced by the Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be provided or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Bank, personally or by agent or attorney, directly relating to such facts or matters; and

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 9.04 Not Responsible for Recitals or Issuance of Debentures.

   The recitals contained herein and in the Debentures, except in the Trustee's certificates of authentication, shall be taken as the statements of the Bank, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Bank of the Debentures or the proceeds thereof.

Section 9.05 May Hold Debentures.

   The Trustee, any Paying Agent, Debenture Registrar or any other agent of the Bank, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 9.08 and 9.13, may otherwise deal with the Bank with the same rights it would have if it were not Trustee, Paying Agent, Debenture Registrar or such other agent.

Section 9.06 Money Held in Trust.

   Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Bank.

Section 9.07 Compensation and Reimbursement.

   The Bank agrees:

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request and the receipt of appropriate documentation for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

   (3) to indemnify the Trustee (and any predecessor Trustee) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise of performance of any of its powers or duties hereunder.

   As security for the performance of the obligations of the Bank under this Section, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on Debentures.

   When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 8.01(3) or (4), the expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law.

Section 9.08 Disqualification; Conflicting Interests.

   (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article Nine.

   (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, notice of such failure.

   (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if

     (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Bank are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture;

   (2) the Trustee or any of its directors or executive officers is an obligor upon the Debentures or an underwriter for the Bank;

   (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Bank or an underwriter for the Bank;

   (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Bank, or of an underwriter (other than the Trustee itself) for the Bank who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Bank but may not be at the same time an executive officer of both the Trustee and the Bank; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Bank; and (iii) the Trustee may be designated by the Bank or by any underwriter for the Bank to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

   (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Bank or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Bank or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

   (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or

10% or more of any other class of security, of the Bank not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Bank;

   (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Bank;

   (8) the Trustee is the beneficial owner of, or hold as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Bank; or

   (9) the Trustee owns, on January 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after January 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such date. If the Bank fails to make payment in full of the principal of, premium, if any, or interest on any of the Debentures when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

   The specification of percentages in paragraph (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

   For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence or indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

   (d) For the purposes of this Section:

     (1) The term "underwriter," when used with reference to the Bank, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Bank with a view to, or has offered or sold for the Bank in connection with, the distribution of any security of the Bank outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

     (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

     (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

     (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

     (5) The term "Bank" means any obligor upon the Debentures.

     (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

   (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

   (1) A specified percentage of the voting securities of the Trustee, the Bank or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

   (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

   (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

   (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

     (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

     (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

     (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

     (iv) securities held in escrow if placed in escrow by the issuer thereof;

   provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

   (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that in the case of unsecured evidence of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

Section 9.09 Corporate Trustee Required; Eligibility.

   There shall at all items be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 9.10 Resignation and Removal; Appointment of Successor.

   (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.11.

   (b) The Trustee may resign at any time by giving written notice thereof to the Bank. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

   (c) The Trustee may be removed at anytime by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures, delivered to the Trustee and to the Bank.

   (d) If at any time:

     (1) the Trustee shall fail to comply with Section 9.08(a) after written request therefor by the Bank or by any Holder who has been a bona fide Holder for at least six months, or

     (2) The Trustee shall cease to be eligible under Section 9.09 and shall fail to resign after written request therefor by the Bank or by any such Holder, or

     (3) the Trustee shall become incapable of acting with respect to the Debentures or a decree or order for relief by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

     (4) the Trustee shall commence a voluntary case under the Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Bank by a Board Resolution may remove the Trustee, or (ii) subject to Section 8.13, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

   (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Bank, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures delivered to the Bank and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Bank. If no successor Trustee shall have been so appointed by the Bank or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, subject to Section 8.13, petition any court of competent jurisdiction for the appointment of a successor Trustee.

   (f) The Bank shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 9.11 Acceptance of Appointment by Successor.

   Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Bank and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on request of the Bank or the successor Trustee, such retiring Trustee shall, upon payment of its charges (including but not limited to those in Section 9.07), execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless, to its lien, if any, provided for in
Section 9.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

   No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

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
Section 9.12 Merger, Conversion, Consolidation or Succession to Business.

   Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Nine, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such certificate of authentication shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the Trustee's certificate of authentication shall have.

Section 9.13 Preferential Collection of Claims Against Bank.

   (a) Subject to Subsection (a) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Bank within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders and the holders of other indenture securities, as defined in Subsection (c) of this
Section:

     (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Bank and its other creditors, except any such reduction resulting from the receipt or

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    disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced with respect to the Bank under the Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law upon the date of such default; and

     (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Bank and its other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee:

     (A) to retain, for its own account (i) payments made on account of any such claim by any Person (other than the Bank) who is liable thereon, and
    (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Bank in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law;

     (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

     (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

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     (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

   For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

   If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Bank in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Bank of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Bank in bankruptcy or receivership or in any such proceedings for reorganization, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or any such proceedings for reorganization, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this

                               61
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paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

   Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

     (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

     (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

   (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

     (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

     (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens of encumbrances thereon, if notice of such

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    advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

     (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

     (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (3) of this section;

     (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Bank; and

     (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

   (c) For the purposes of this Section only:

     (1) the term "default" means any failure to make payment is full of the principal of, premium, if any, or interest on any of the Debentures or upon the other indenture securities when and as such principal, premium or interest becomes due and payable;

     (2) the term "other indenture securities" means securities upon which the Bank is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

     (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

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     (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Bank for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Bank arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

     (5) the term "Bank" means any obligor upon the Debentures.

                                 ARTICLE TEN
                        HOLDERS' LISTS AND REPORTS BY
                               TRUSTEE AND BANK

Section 10.01 Bank to Furnish Trustee Names and Addresses of Holders.

   The Bank will furnish or cause to be furnished to the Trustee:

   (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Bank, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders as of such Regular Record Date, and

   (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Bank of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Debenture Registrar, no such list need be furnished.

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Section 10.02 Preservation of Information; Communications to Holders.

   (a) the Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 10.01 and the names and addresses of Holders received by the Trustee in the capacity of Paying Agent or Debenture Registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 10.01 upon receipt of a new list so furnished.

   (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

     (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 10.02(a), or

     (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 10.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

   If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 10.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the OTS, together with a copy

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of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the OTS, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the OTS shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

   (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Bank and the Trustee that neither the Bank nor the Trustee nor any Paying Agent nor any Debenture Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 10.02(b), regardless of the sources from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 10.02(b).

Section 10.03 Reports by Trustee.

   (a) Within 60 days after May 15 of each year commencing with the year 1993, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, a brief report dated as of such May 15 with respect to:

     (1) its eligibility and qualifications under Section 9.09, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Section, a written statement to such effect;

     (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such

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    advances if such advances to remaining unpaid aggregate not more than 1/2 of 1% of the aggregate principal amount of the Debentures outstanding on the date of such report;

     (3) the amount, interest rate and maturity date of all other indebtedness owing by the Bank (or by any other obligor on the Debentures) or the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 9.13(b)(2), (3), (4) or (6);

     (4) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

     (5) any additional issue of Debentures which the Trustee has not previously reported; and

     (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 9.02.

   (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the aggregate principal amount of the Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.

   (c) A copy of each such report shall, at the time of such transmission, be filed by the Trustee with the OTS and with the Bank.

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Section 10.04 Reports by Bank.

   The Bank shall:

   (1) file with the Trustee, within 15 days after the Bank is required to file the same with the OTS of FDIC, copies of any reports, documents or other information which the Bank may be required to file with the OTS or FDIC;

   (2) file with the Trustee and the OTS, in accordance with rules and regulations prescribed from time to time by the OTS, such additional information, documents and reports with respect to compliance by the Bank with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

   (3) if required by rules and regulations prescribed from time to time by the OTS or FDIC, transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Bank pursuant to paragraphs (1) and (2) of this Section;

   (4) deliver to the Trustee, forthwith upon becoming aware of any default or defaults in the performance of any convenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such default or defaults, and the extent to which principal may be accelerated without causing the Bank to fail to make the net worth or statutory reserve requirements set forth in any rule, regulation or order of the OTS or the FDIC applicable to the Bank; and

   (5) deliver to the Trustee within 120 days after the end of each fiscal year of the Bank ending after the date hereof, an Officers' Certificate, which Officers' Certificate shall be signed by one of (i) the principal financial officer, (ii) the principal executive officer, or (iii) the principal accounting officer, to the effect that:

     (a) a review of the activities' of the Bank during such year and of performance under this Indenture has been made under their supervision; and

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     (b) to the best of their knowledge, based on such review, the Bank has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to them and to the nature and status thereof.

                                ARTICLE ELEVEN
                           SUPPLEMENTAL INDENTURES

Section 11.01 Supplemental Indenture without Consent of Holders.

   Without the consent of any Holders, the Bank, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another corporation to the Bank, and the assumption by any successor of the covenants of the Bank herein and in the Debentures; or

     (2) to add to the covenants of the Bank, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Bank; or

     (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders.

Section 11.02 Supplemental Indentures with Consent of Holders

   With the consent of the Holders of not less than a majority in aggregate principal amount of the then Outstanding Debentures, by Act of said Holders delivered to the Bank and the Trustee, the Bank, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, of modifying in any manner the rights or obligations of the Bank or of modifying in any manner the rights of the Holders

                               69
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under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby.

   (1) change the Maturity Date of the principal of, or the due date of any installment of interest on, any Debenture, or reduce the principal amount thereof, the premium, if any, with respect thereto or the rate of interest thereon, or change the Place of Payment where, or the coin or currency in which, any portion of the principal of, premium, if any, or the interest on, any Debenture is payable, or impair the right to institute suit for the enforcement of any such payment (subject to Section 3.06) on or after the Maturity Date or due date thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders, or

     (2) reduce the requirements of Section 12.04 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Debentures, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section or Section 8.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby.

   It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 11.03 Execution of Supplemental Indentures.

   In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any

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such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 11.04 Effect of Supplemental Indentures.

   Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 11.05 Reference in Debentures to Supplemental Indentures.

   Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Bank shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Bank and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

Section 11.06 Notice of Supplemental Indenture.

   Promptly after the execution by the Bank and the Trustee of any supplemental indenture pursuant to the provisions of Section 11.02, the Bank shall give notice, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.06. Any failure of the Bank to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

Section 11.06 OTS Approval of Supplemental Indenture.

   Notwithstanding any provision of this Article, if required by the OTS Rules and Regulations then in effect, any supplemental indenture proposed to be entered into pursuant to this Article, whether with or without the consent of the Holders, the Bank shall submit such supplemental indenture to the OTS for its approval prior to the execution and delivery of said supplemental indenture by the Bank and the Trustee. The supplemental indenture shall not

                               71
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be executed and delivered by the Bank and the Trustee, and shall not become effective, until any required approvals of the OTS have been obtained.

                                ARTICLE TWELVE
                       MEETINGS OF HOLDERS OF DEBENTURES

Section 12.01 Purposes For Which Meetings May Be Called.

   A meeting of the Holders may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by the Holders.

Section 12.02 Call, Notice and Place of Meetings.

   (a) The Trustee may at any time call a meeting of the Holders for any purpose specified in Section 12.01, to be held at such time and at such place in any Place of Payment as the Trustee or, in case of its failure to act, the Bank, or the Holders calling the meeting shall from time to time determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

   (b) In case at any time the Bank, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the then Outstanding
Debentures shall have requested the Trustee to call a meeting of the Holders of Debentures for any purpose specified in Section 12.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given notice of such meeting specified in Section 12.02(a) within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Bank or the Holders of Debentures in the amount above specified, as the case may be, may determine the time and the place in the location designated in subsection (a) above for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection
(a) of this Section.

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Section 12.03 Persons Entitled to Vote at Meetings.

   To be entitled to vote at any meeting of the Holders, a Person shall be
(1) a Holder of one or more Outstanding Debentures, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debentures by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representative of the Bank and its counsel.

Section 12.04 Quorum; Action.

   The Persons entitled to vote a majority in principal amount of the Outstanding Debentures shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 12.0, except that such notice need be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Debentures which shall constitute a quorum.

   Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the Persons entitled to vote 25% in principal amount of the Outstanding Debentures at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

   At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 11.02), shall be effectively passed and decided if passed or decided by the Persons entitled to vote a majority in principal amount of Outstanding Debentures represented and voting at such meeting.

   Any resolution passed or decision taken at any meeting of the Holders duly held in accordance with this Section shall be binding on all the Holders, whether or not present or represented at the meeting.

Section 12.05 Determination of Voting Rights; Conduct and Adjournment of
              Meetings.

   (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of the Holders in regard to proof of the Holding of Debentures and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holder of Debentures shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

   (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Bank or by the Holders as provided in Section 12.02(b), in which case the Bank or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Debentures represented at the meeting.

   (c) At any meeting each Holder or proxy shall be entitled to one vote for each U.S. $100 principal amount of Debentures held or represented by him provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not Outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Debenture or proxy.

   (d) Any meeting of the Holders duly called pursuant to Section 12.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Debentures represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 12.06 Counting Votes and Recording Action of Meetings.

   The vote upon any resolution submitted to any meeting of the Holder shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of the Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.02 and, if applicable,
Section 12.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Bank and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

   This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
                    (the next page is the signature page)

                                  SIGNATURES

   IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunder affixed and attested, all as of the day and year first above written.

                                            CALIFORNIA FEDERAL BANK,
                                            A FEDERAL SAVINGS BANK

                                            By: /s/ William L.  Callender
                                                -----------------------------
                                            Name:   William L.  Callender
                                                  ---------------------------
                                            Title:  President
                                                   --------------------------
Seal
Attest:
/s/ Lourdes Wallis
Name: Lourdes Wallis
                                            CHEMICAL BANK, as Trustee

                                            By:
                                                -----------------------------
                                            Name:
                                                  ---------------------------
                                            Title:
                                                   --------------------------
Seal
Attest:

     Assistant Secretary

                                       76(a)

   IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunder affixed and attested, all as of the day and year first above written.

                                            CALIFORNIA FEDERAL BANK,
                                            A FEDERAL SAVINGS BANK

                                            By:
                                                -----------------------------
                                            Name:
                                                  ---------------------------
                                            Title:
                                                   --------------------------
Seal
Attest:

                                            CHEMICAL BANK, as Trustee
-----------------------------
                                            By: /s/ F. J. Grippe
                                                -----------------------------
                                            Name:   F. J. Grippe
                                                  ---------------------------
                                            Title:  Vice President
                                                   --------------------------
Seal
Attest:

/s/ Yvonne Semn
-----------------------------
     Trust Officer

                                       76(b)

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF LOS ANGELES )

   On the 14th day of December, 1992, before me personally came William L. Callender, to me known, who, being by me duly sworn did depose and say that he resides at Encino, California; that he is President & C.E.O. of CALIFORNIA FEDERAL BANK, A FEDERAL SAVINGS BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

NOTARIAL SEAL
                                                     /s/ Leslie A. Lorden
                                                 ----------------------------
                                                       Leslie A. Lorden
                                                         Notary Public
                                                 State of California
   [Artwork omitted]                             Qualified in California
                                                 Commission Expires
                                                 August 16, 1995

STATE OF NEW YORK  )
                   ) ss.
COUNTY OF NEW YORK )

   On the 14th day of December, 1992, before me personally came F.J. Grippo, to me known, who, being by me duly sworn did depose and say that he resides at 213 ??? St., Montgomery, N.Y. 12540; that he is Vice President of CHEMICAL BANK, a New York banking corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

NOTARIAL SEAL
                                                      /s/ Yvonne D. Semn
                                                 ----------------------------
                                                        Yvonne D. Semn
                                                         Notary Public
                                                 State of New York
                                                 Qualified in New York County
                                                 Commission Expires
                                                 October 1993

                                  EXHIBIT A

                         (FORM OF FACE OF DEBENTURE)

THIS DEBENTURE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

ABSENT PRIOR WRITTEN APPROVAL BY THE OFFICE OF THRIFT SUPERVISION, THIS DEBENTURE IS NOT ELIGIBLE FOR PURCHASE BY ANY SAVINGS ASSOCIATION OR A CORPORATE AFFILIATE THEREOF, EXCEPT THAT THIS DEBENTURE MAY BE PURCHASED BY A CORPORATE AFFILIATE OF THE ISSUER OR BY ANY DIVERSIFIED SAVINGS AND LOAN HOLDING COMPANY AND ANY NON-SAVINGS ASSOCIATION SUBSIDIARY THEREOF.

                           CALIFORNIA FEDERAL BANK,
                            A FEDERAL SAVINGS BANK

                10% SUBORDINATED DEBENTURE DUE JANUARY 3, 2003

No. ___________                                                 $ ____________
                                                                (Minimum $100)

   California Federal Bank, a Federal Savings Bank (the "Bank"), for value
received, hereby promises to pay to                       or registered
assigns, the principal sum of        Dollars ($    ) on January 3, 2003, and to
pay interest from the most recent Interest Payment Date to which interest shall have been paid or duly provided for, or, if no interest has been paid, from the Issue Date, semi-annually in arrears on July 15 and January 15 in each year, commencing July 15, 1993, and the Maturity Date at the rate of 10% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on an Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, as more fully provided in such Indenture. Payment of the principal of, premium, if any, and interest on this Debenture will be made at the Corporate Trust Office of the Trustee, in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Debenture
Register.

   Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. ALL OF THE PROVISIONS OF THIS DEBENTURE ARE SUBJECT TO THE PROVISIONS OF THE FINAL PARAGRAPH OF THE REVERSE HEREOF.

   Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof, by manual signature of one of its authorized officers, this Debenture shall not be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Bank has caused this Debenture to be duly executed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be imprinted hereon.

Dated:
       ------------------
                                                 CALIFORNIA FEDERAL BANK,
                                                 A FEDERAL SAVINGS BANK

                                                 By:
                                                     ------------------------
                                                     Title:
[SEAL]
                                                 By:
                                                     ------------------------
                                                     Title:

                        CERTIFICATE OF AUTHENTICATION

   This is one of the Securities of the Series provided for under the within-mentioned Indenture.
                                                 CHEMICAL BANK, as Trustee

                                                 By:
                                                     ------------------------
                                                        Authorized Officer

                        [Form of Reverse of Debenture]

                           CALIFORNIA FEDERAL BANK,
                            A FEDERAL SAVINGS BANK

                10% SUBORDINATED DEBENTURE DUE JANUARY 3, 2003

   This Debenture is one of a duly authorized issue of Debentures of the Bank designated as its 10% Subordinated Debentures Due January 3, 2003 (herein called the "Debentures"), limited in aggregate principal amount to $17,718,000 issued and to be issued under an indenture (herein called the "Indenture") dated as of December 1, 1992 between the Bank and Chemical Bank, as trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Bank, the Trustee and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

   The principal of, premium, if any, and interest on this Debenture is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness upon the occurrence of any Specified Event, and this Debenture is issued subject to such provisions, and each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided, in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes. "Senior Indebtedness" means with respect to the Bank, the principal of, premium, if any, and unpaid interest on (a) all savings accounts, other deposits and customer repurchase agreements held by the Bank, including instruments and categories of accounts which are authorized after the issuance of the Debentures by law or by regulatory agencies and which carry the same priority as currently authorized instruments, whether existing on the date of execution of this Indenture or arising thereafter, (b) all Indebtedness of the Bank, including without limitation the Bank's 10.668% Senior Subordinated Notes Due December 22, 1998; provided, however, that "Senior Indebtedness" shall not include the Debentures and any other obligation of the

Bank which by its terms is made pari passu or subordinate in right of payment to the Debentures. "Indebtedness" with respect to any Person, or the Bank, means any liability of the Bank or any Person for (a) all indebtedness of the Bank, whether outstanding on the date of execution of the Indenture or thereafter created, incurred or assumed, which is (i) for money borrowed or
(ii) evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets (including securities), including the purchase price of real property and all obligations of the Bank under capitalized leases or purchase money mortgages, (b) all claims (including post-default interest) against the Bank having the same priority as savings account holders or any higher priority, (c) any indebtedness of others of the kinds described in the preceding clauses (a) and (b) for the payment of which the Bank is responsible or liable as guarantor or otherwise and (d) amendments, renewals, extensions and refundings of any such indebtedness, unless in any case in any instrument or instruments evidencing or securing such indebtedness or pursuant to which the same is outstanding, or in any such amendment, renewal, extension or refunding, it is provided that such indebtedness is not superior in right of payment to the Debentures. "Specified Event" is defined in the Indenture as any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation relating to or winding up of the Bank as a whole, whether voluntary or involuntary.

   The Bank may, at its option, at any time after October 1, 2001, redeem the Debentures in whole or in part at a price equal to 100% of the principal amount of the applicable Debentures, in each case together with accrued interest thereon from the most recent Interest Payment Date to the Redemption Date.

   If the Bank shall elect to redeem any Debenture or any portion thereof, the Bank shall give notice of such redemption to the Holder of such Debenture not fewer than 30 nor more than 60 days prior to the Redemption Date. If fewer than all of the Debentures are to be redeemed, the Trustee shall select from the Outstanding Debentures, by such method as the Trustee shall deem fair and appropriate, the Debentures or portions thereof to be redeemed, all as provided in the Indenture. In the event of a redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Debentures (or portions thereof as aforesaid) for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the benefits of the Indenture and shall cease to bear interest from and after the Redemption Date.

   If an Event of Default shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

   Notwithstanding anything to the contrary in this Debenture or the Indenture, no Debentures may be called for redemption and the payment of principal of the Debentures may not be accelerated without the prior approval of the OTS, if the Bank is failing to meet its regulatory capital requirements under Part 567 of the OTS Rules and Regulations or, if after giving effect to such redemption or acceleration, the Bank would fail to meet such regulatory capital requirements.

   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Debentures under the Indenture at any time by the Bank and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Bank with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

   Holders of Debentures may not enforce their rights pursuant to the Indenture or the Debentures except as provided in the Indenture. Subject to the last paragraph hereof, no reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registerable on the Debenture Register of the Bank, upon surrender of this Debenture for registration of transfer at the Corporate Trust Office of the Trustee, in New York, New York, and (if so required by the Bank, the Trustee, or the Debenture Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank, the Debenture Registrar and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, additional certification as may be required by the Bank, Trustee or Debenture Registrar that the transferee is eligible to hold such Debentures under
Section 3.09(c) of the Indenture, and thereupon one or more new Debentures containing identical terms and provisions, of authorized denominations and for the same aggregate principal amount, which will be issued to the designated transferee or transferees.

   The Debentures are issuable only in registered form without coupons in denominations of $100 or any greater integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same.

   No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   Prior to due presentment of this Debenture for registration of transfer, the Bank, the Trustee and any agent of the Bank or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Bank, the Trustee nor any such agent shall be affected by notice to the contrary.

   This Debenture is not secured by the assets of the Bank or any of its Affiliates or Subsidiaries, and is not eligible as collateral for any loan by the Bank.

   All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

   Notwithstanding anything to the contrary in this Debenture, the Indenture or in any related document:

     (A) If the FDIC or Resolution Trust Corporation ("RTC") shall be appointed receiver for the Bank and in its capacity as such shall cause the Bank to merge with or into another financial institution, or in such capacity shall sell or otherwise convey part or all of the assets of the Bank to another financial institution or shall arrange for the assumption of less than all of the liabilities of the Bank by one or more other financial institutions, neither the FDIC nor the RTC shall have any obligation, either in its capacity as receiver or in its corporate capacity, to contract for or to otherwise arrange for the assumption of the obligation represented by the Debenture in whole or in part by any financial institution or institutions which results from any such merger or which has purchased or otherwise acquired from the FDIC or RTC as receiver for the Bank, any of the assets of the Bank, or which, pursuant to any arrangement with the FDIC or RTC, has assumed less than all of the liabilities of the Bank. To the extent that obligations represented by this Debenture have not been assumed in full by a financial institution with or into which the Bank may have been merged, as described in this subparagraph (A), and/or by one or more financial institutions which have succeeded to all or a portion of the assets of the Bank, or which have assumed a portion but not all of the liabilities of the Bank as a result of one or more transactions entered into by the FDIC or RTC as receiver for the Bank, then the holder of this Debenture shall be entitled to payments hereon in accordance with the procedures and priorities set forth in any applicable receivership regulations or in orders of the FDIC or RTC relating to such receivership.

     (B) In the event that the obligation represented by this Debenture is assumed in full by another financial institution, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Bank, or which shall by arrangement with the FDIC or RTC assume all or a portion of the liabilities of the Bank, and payment or provision for payment shall have been made in respect of all matured installments of interest upon this Debenture together with all matured installments of principal on this Debenture which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Bank shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on this Debenture to be immediately due and payable shall be deemed to have been rescinded.

     (C) This Debenture is not eligible to be purchased or held by any savings association or corporate affiliate thereof except that this Debenture may be purchased or held by a corporate affiliate of the Bank or by a diversified savings and loan holding company and its non-savings association subsidiaries. The Bank may not recognize on its transfer books any transfer made to a savings association or any corporate affiliate thereof (except as provided in the preceding sentence) and will not be obligated to make any payments of principal or interest on this Debenture if the owner hereof is a savings association or any corporate affiliate thereof (except as provided in the preceding sentence).